Loss per Share	6 Months Ended
Jun. 30, 2024
Earnings per Share [Abstract]
Loss per Share
13.	Loss per Share:

The calculation of net loss per common share is summarized below:

	June 30, 2024	June 30, 2023

Net loss	$(668)	$(7,914)
Less: Dividends to non-vested participating securities	-	(77)
Net loss attributable to common shareholders, basic & diluted	$(668)	$(7,991)

Weighted average number of common shares outstanding, basic	8,716,477	8,030,666
Weighted average number of common shares outstanding, diluted	8,808,705	8,030,666

Net loss per share attributable to common shareholders, basic & diluted	$(0.08)	$(0.99)

The Company calculates basic earnings per share in conformity with the two-class method required for companies with participating securities. The calculation of basic earnings per share does not consider the non-vested shares as outstanding until the time-based vesting restrictions have lapsed. Net loss attributable to common shareholders for the six-month period ended June 30, 2024 is adjusted by the amount of dividends on non-vested participating securities. Undistributed income to non-vested participating securities was not calculated for the six-month period ended June 30, 2024, because doing so would result in distributed income in excess of net income, thus resulting in undistributed losses. For the six-month period ended June 30, 2024, securities that could potentially dilute basic earnings per share in the future that were not included in the computation of diluted earnings per share, because to do so would have anti-dilutive effect, are any incremental shares resulting from the outstanding warrants calculated with the treasury stock method.